UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2016

MGM RESORTS INTERNATIONAL

(Exact name of registrant as specified in its charter)

DELAWARE	001-10362	88-0215232
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada		89109
(Address of principal executive offices)		(Zip code)

(702) 693-7120

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 19, 2016, MGM Resorts International (the “Company”) issued $500,000,000 in aggregate principal amount of its 4.625% Senior Notes due 2026 (the “Notes”). The Notes were issued pursuant to the Indenture, dated as of March 22, 2012 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a fifth supplemental indenture, dated as of August 19, 2016 (the “Fifth Supplemental Indenture”), among the Company, the subsidiary guarantors named therein and the Trustee. A copy of the Fifth Supplemental Indenture is filed herewith as Exhibit 4.1.

The Notes were offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-202427) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2015, as amended by Post-Effective Amendment No. 1 dated August 15, 2016, as supplemented by the final prospectus supplement, dated August 16, 2016 and filed with the SEC on August 17, 2016.

The Notes will be guaranteed, jointly and severally, on a senior basis by the Company’s subsidiaries that guarantee its senior secured credit facility and the Company’s existing notes, except for Nevada Landing Partnership and MGM Elgin Sub, Inc., unless and until the Company obtains Illinois gaming approvals and except for Marina District Development Company, LLC (“MDDC”) and Marina District Development Holding Co., LLC, unless and until the Company obtains New Jersey gaming approval in respect of MDDC. The Notes will not be guaranteed by the Company’s foreign subsidiaries and certain domestic subsidiaries, including MGM China Holdings Limited and its subsidiaries, MGM National Harbor, LLC, Blue Tarp reDevelopment, LLC (the subsidiary developing MGM Springfield), MGM Grand Detroit, LLC, MGM Growth Properties LLC and any of their respective subsidiaries

The Company intends to use the net proceeds from this offering, together with cash on hand, to redeem the $743 million outstanding aggregate principal amount of its 7.625% senior notes due 2017, which are scheduled to mature on January 15, 2017. The Company will redeem the 7.625% senior notes due 2017 at a redemption price equal to 100% of the principal amount of the notes plus an applicable make-whole premium and accrued and unpaid interest. Pending such use, the Company may invest the net proceeds in short-term interest-bearing accounts, securities or similar investments.

The above description of the Base Indenture, the Fifth Supplemental Indenture and the Notes are summaries only and are qualified in their entirety by the terms of such agreements and instruments, respectively. The Fifth Supplemental Indenture is incorporated by reference into the Registration Statement.

Item 8.01 Other Events.

Underwriting Agreement

In connection with the offering of the Notes, on August 16, 2016, the Company entered into an underwriting agreement (the “Underwriting Agreement”) among the Company, the guarantors named therein and Barclays Capital Inc. as representative of the several underwriters named therein (the “Underwriters”). Pursuant to the Underwriting Agreement and subject to the terms and conditions expressed therein, the Company agreed to sell $500,000,000 in aggregate principal amount of the Notes and the Underwriters agreed to purchase the Notes for resale to the public.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto. The Underwriting Agreement is also incorporated by reference into the Company’s Registration Statement.

The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of the Underwriting Agreement and as of the specific date (or dates) set forth therein, and were solely for the benefit of the parties to the Underwriting Agreement and are subject to certain limitations as agreed upon by the contracting parties. In addition, the representations, warranties and covenants contained in the Underwriting

Agreement may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Underwriting Agreement and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Underwriting Agreement, which subsequent developments may not be fully reflected in the Company’s public disclosure.

Opinions

The legal opinions (and related consents) regarding the validity of the Notes and the related guarantees offered pursuant to the Registration Statement (as amended and supplemented) of the following law firms are filed herewith: Milbank, Tweed, Hadley & McCloy LLP, Butler Snow LLP, Fox Rothschild LLP and Greenberg Traurig, LLP.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 16, 2016, among MGM Resorts International, the guarantors named therein and Barclays Capital Inc., as representative of the several underwriters named therein

4.1	Fifth Supplemental Indenture, dated August 19, 2016, among MGM Resorts International, the guarantors named therein and U.S. Bank National Association, as trustee, to the Indenture, dated as of March 22, 2012, among MGM Resorts International and U.S. Bank National Association, as trustee, relating to the 4.625% senior notes due 2026

5.1	Opinion of Milbank, Tweed, Hadley & McCloy LLP

5.2	Opinion of Butler Snow LLP

5.3	Opinion of Fox Rothschild LLP

5.4	Opinion of Greenberg Traurig, LLP

23.1	Consent of Milbank, Tweed, Hadley & McCloy LLP (included in the opinion filed as Exhibit 5.1)

23.2	Consent of Butler Snow LLP (included in the opinion filed as Exhibit 5.2)

23.3	Consent of Fox Rothschild LLP (included in the opinion filed as Exhibit 5.3)

23.4	Consent of Greenberg Traurig, LLP (included in the opinion filed as Exhibit 5.4)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2016

MGM Resorts International

By:	/s/ Andrew Hagopian III
Name: Andrew Hagopian III Title: Senior Vice President, Assistant General Counsel & Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 16, 2016, among MGM Resorts International, the guarantors named therein and Barclays Capital Inc., as representative of the several underwriters named therein

4.1	Fifth Supplemental Indenture, dated August 19, 2016, among MGM Resorts International, the guarantors named therein and U.S. Bank National Association, as trustee, to the Indenture, dated as of March 22, 2012, among MGM Resorts International and U.S. Bank National Association, as trustee, relating to the 4.625% senior notes due 2026

5.1	Opinion of Milbank, Tweed, Hadley & McCloy LLP

5.2	Opinion of Butler Snow LLP

5.3	Opinion of Fox Rothschild LLP

5.4	Opinion of Greenberg Traurig, LLP

23.1	Consent of Milbank, Tweed, Hadley & McCloy LLP (included in the opinion filed as Exhibit 5.1)

23.2	Consent of Butler Snow LLP (included in the opinion filed as Exhibit 5.2)

23.3	Consent of Fox Rothschild LLP (included in the opinion filed as Exhibit 5.3)

23.4	Consent of Greenberg Traurig, LLP (included in the opinion filed as Exhibit 5.4)

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